                                                                              Exhibit 31.2
                           NAVISTAR FINANCIAL CORPORATION
                                     AND SUBSIDIARIES

CERTIFICATIONS

I, Andrew J. Cederoth, certify that:

    1.  I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  Navistar  Financial
        Corporation, subsidiary of International Truck and Engine Corporation;

    2.  Based on my  knowledge,  this report does not  contain  any untrue  statement  of a material  fact or omit to state a material  fact  necessary to make the  statements made, in light of the  circumstances  under which such  statements  were made,  not misleading with respect to the period covered by this report;

    3.  Based on my knowledge,  the financial  statements,  and other financial information included in this  report,  fairly  present in all material  respects the  financial condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

    4.  The registrant's  other  certifying  officer and I are responsible for establishing and  maintaining  disclosure  controls and  procedures  (as defined in Exchange Act
        Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

           a)  Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures  to be designed  under our  supervision,  to ensure
               that  material  information  relating  to  the  registrant,   including  its
               consolidated  subsidiaries,  is made  known  to us by  others  within  those entities,  particularly  during  the  period in which  this  report is being prepared;

           b)  Evaluated the  effectiveness  of the  registrant's  disclosure  controls and
               procedures  and  presented  in  this  report  our   conclusions   about  the
               effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

           c)  Disclosed  in this report any change in the  registrant's  internal  control over  financial  reporting  (as defined in Exchange Act Rules  13a-15(f) and
               15d-15(f)) that occurred during the registrant's  most recent fiscal quarter
               (the  registrant's  fourth fiscal  quarter in the case of an annual  report)
               that has materially affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

    5.  The registrant's other certifying  officer and I have disclosed,  based on our most
        recent   evaluation  of  internal   control  over  financial   reporting,   to  the
        registrant's  auditors and the audit committee of  registrant's  board of directors
        (or persons performing the equivalent functions):

           a)  All  significant  deficiencies  and  material  weaknesses  in the  design or operation of internal control over financial  reporting which are reasonably likely to  adversely  affect the  registrant's  ability to record,  process, summarize and report information; and

           b)  Any fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant role in the registrant's  internal controls over financial reporting.

Date  September 12, 2003

/s/Andrew J. Cederoth
  Andrew J. Cederoth
   (Principal Financial Officer)

        A signed  original  of this  written  statement  required  by Section  302 has been provided  to  Navistar  Financial  Corporation  and will be  retained  by  Navistar
        Financial  Corporation  and furnished to the Securities and Exchange  Commission or its staff upon request.